TSP, INC.

A1

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A2

Purchase Order: 9D16861

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

FOB:	**ORIGIN**
Order Date:	**10/26/2009**
Due Date:	**See Below**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	
DMS Rating:	
Buyer:	**Peeples, Ronald E.**

Attention:

TSP Inc
2009 Glenn Parkway
Batavia, OH 45103
Phone: 513-732-8900
Fax: 513-732-6988

Notes

NEED CERTS
Ship UPS Collect Customer Acct#498653
RMA#2479
DMR#10573
NC ID#11342
PO#
S/O#2006

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over ...

A3

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9D16861

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12548773		**Window, ICWS**	EA	*	*	*

Optex ECN No. 550

Due Date 11/25/2009 SO No: 2006/550400

*Confidential Treatment Requested

Accepted By Vendor:		**Authorized By Optex:**	[signature]	*Order Sub Total :*	*
				Tax :	$0.00
Date:		**Date:**	10-26-9	**Order Total :**	**$332.80**

A4

Purchase Order: 9B16294

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

FOB:	**ORIGIN**
Order Date:	**7/20/2009**
Due Date:	**See Below**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	**See Below**
DMS Rating:	**See Below**
Buyer:	**Peeples, Ronald E.**

Attention: **Tootie Hardman**

TSP Inc
2009 Glenn Parkway
Batavia, OH 45103
Phone: 513-732-8900
Fax: 513-732-6988

Notes
1528-30/DAAE20-03-D-0052/0030/D0-A5
1528-33/DAAE20-03-D-0052/0030/D0-A5

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over ...

A5

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16294

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 8/28/2009** SO No: 1528-33/550400				
2	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 9/18/2009** SO No: 1528-30/550400				
3	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 10/23/2009** SO No: 1528-33/550400				
4	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 11/13/2009** SO No: 1528-30/550400				
5	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 12/18/2009** SO No: 1528-33/550400				
6	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 1/15/2010** SO No: 1528-30/550400				
7	12357796-3	F	**Window**	EA	*	*	*
Supplier to fab -3 detail complete to print per Drawing No. 12357796 Rev F.							
QC Codes: 3			**Due Date 2/5/2010** SO No: 1528-33/550400				

*Confidential Treatment Requested

Accepted By Vendor: ____________________

Date: ____________________

Authorized By Optex: Mitchell Britt

Date: 21-Jul-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$4,700.00**

A6

Purchase Order: 9B16292

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

FOB:	**ORIGIN**
Order Date:	**7/20/2009**
Due Date:	**See Below**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	**See Below**
DMS Rating:	**See Below**
Buyer:	**Peeples, Ronald E.**

Attention: **Tootie Hardman**

TSP Inc
2009 Glenn Parkway
Batavia, OH 45103
Phone: 513-732-8900
Fax: 513-732-6988

Notes
1528-33/DAAE20-03-D-0052/0033/D0-A5
1528-30/DAAE20-03-D-0052/0030/D0-A5

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over .../

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16292

A7

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description		U/M	Quantity	Unit Price	Extd Price
1	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 8/28/2009**	SO No: 1528-33/550400				
2	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 9/18/2009**	SO No: 1528-30/550400				
3	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 10/2/2009**	SO No: 1528-33/550400				
4	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 10/30/2009**	SO No: 1528-30/550400				
5	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 11/20/2009**	SO No: 1528-33/550400				
6	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 12/4/2009**	SO No: 1528-33/550400				
7	12285097	F	**Window**		EA	*	*	*
Supplier to fab complete to print per Drawing No. 12285097 Rev. F.								
QC Codes: 3			**Due Date 1/15/2010**	SO No: 1528-30/550400				

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: Mitchell Britt

Date: 21-Jul-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$6,760.00**

48

Purchase Order: 9B16014

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: **Tootie Hardman**

TSP Inc
2009 Glenn Parkway
Batavia, OH 45103
Phone: 513-732-8900
Fax: 513-732-6988

FOB:	**ORIGIN**
Order Date:	**6/3/2009**
Due Date:	**8/7/2009**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	**W56HZV-07-D-M112**
DMS Rating:	
Buyer:	**Peeples, Ronald E.**

Notes

All terms and conditions of original PO apply

A9

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16014

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description		U/M	Quantity	Unit Price	Extd Price
1	LS1027712	A	**Window, Lower**		**EA**	*	*	*
Supplier to fab complete to print with NOR GDV1931								
QC Codes: 3			**Due Date 8/7/2009**	SO No: 3008/550400				
2	LS1027712	A	**Window, Lower**		**EA**	*	*	*
Supplier to fab complete to print with NOR GDV1931								
QC Codes: 3			**Due Date 11/6/2009**	SO No: 3008/550400				

*Confidential Treatment Requested

Accepted By Vendor: ____________________

Date: ____________________

Authorized By Optex: [signature]

Date: 6-2-9

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$916.50**

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B16802

A/C

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: **Tootie Hardman**

TSP Inc
2009 Glenn Parkway
Batavia, OH 45103
Phone: 513-732-8900
Fax: 513-732-6988

FOB:	**ORIGIN**
Order Date:	**10/12/2009**
Due Date:	**11/9/2009**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	**W56HZV-06-G-0006**
DMS Rating:	**DOA4**
Buyer:	**Peeples, Ronald E.**

Notes

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over .../

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16802

All

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 11/9/2009** SO No: 2077-1/550400				
2	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 12/14/2009** SO No: 2077-1/550400				
3	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 1/11/2010** SO No: 2077-1/550400				
4	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 2/15/2010** SO No: 2077-1/550400				
5	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 3/15/2010** SO No: 2077-1/550400				
6	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 4/19/2010** SO No: 2077-1/550400				
7	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 5/17/2010** SO No: 2077-1/550400				
8	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 6/21/2010** SO No: 2077-1/550400				

Optex Systems is an equal opportunity employer

Continued over ...

*Confidential Treatment Requested

A12

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

TSP Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16802

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these Instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
9	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 7/19/2010** SO No: 2077-1/550400				
10	12285078-2	G	**Window (Short Driver)**	EA	*	*	*
Supplier to fab -2 detail complete to print per Drawing No. 12285078 Rev G, less paint per drawing note 10.							
QC Codes: 3			**Due Date 8/23/2010** SO No: 2077-1/550400				

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: [signature]

Date: 14-Oct-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$4,370.00**